ZEGA Buy and Hedge ETF

Schedule of Investments

July 31, 2026 (Unaudited)

PURCHASED OPTIONS - 75.2%(a)(b)(c)	Notional Amount	Contracts	Value
Call Options - 73.7%
State Street SPDR S&P 500 ETF Trust, Expiration: 12/31/2026; Exercise Price: $220.01(d)	$36,753,876	492	$25,923,898

Put Options - 1.5%
State Street SPDR S&P 500 ETF Trust, Expiration: 9/18/2026; Exercise Price: $660.00	14,193,570	190	38,380
State Street SPDR S&P 500 ETF Trust, Expiration: 12/18/2026; Exercise Price: $650.00	7,470,300	100	76,200
State Street SPDR S&P 500 ETF Trust, Expiration: 6/30/2027; Exercise Price: $750.00	7,470,300	100	416,850
			531,430

TOTAL PURCHASED OPTIONS (Cost $23,345,687)			26,455,328

SHORT-TERM INVESTMENTS - 24.8%
Money Market Funds - 1.8%		Shares	Value
First American Government Obligations Fund - Class X, 3.58%(e)		641,666	641,666

U.S. Treasury Bills - 23.0%		Principal Amount	Value
U.S. Treasury Bill, 8/6/2026, 1.82%(f)		1,822,000	1,821,454
U.S. Treasury Bill, 9/3/2026, 3.35%(f)		2,100,000	2,093,472
U.S. Treasury Bill, 12/10/2026, 3.77%(f)		1,338,000	1,319,985
U.S. Treasury Bill, 2/18/2027, 3.83%(f)		2,927,000	2,866,237
			8,101,148

TOTAL SHORT-TERM INVESTMENTS (Cost $8,742,201)			8,742,814

TOTAL INVESTMENTS - 100.0% (Cost $32,087,888)			$35,198,142
Other Assets in Excess of Liabilities - 0.0%(g)			1,321
TOTAL NET ASSETS - 100.0%			$35,199,463

Percentages are stated as a percent of net assets.

(a)	Exchange-traded.
(b)	100 shares per contract.
(c)	Non-income producing security.
(d)	Fair value of this security exceeds 25% of the Fund’s net assets. Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.
(e)	The rate shown represents the 7-day annualized effective yield as of July 31, 2026.
(f)	The rate shown is the annualized effective yield as of July 31, 2026.
(g)	Does not round to 0.1% or (0.1)%, as applicable.